United States

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 3, 2017

FNB BANCORP

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-49693	92-2115369
(Commission File Number)	(IRS Employer Identification No.)

975 El Camino Real, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 588-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 31, 2017, the registrant announced that its Board of Directors declared a stock split, aggregating approximately 2,436,057 shares, payable at the rate of three shares of FNB Bancorp common stock for every two shares of FNB Bancorp common stock owned. The stock split will be payable on May 26, 2017, to shareholders of record as of May 5, 2017.

A copy of the News Release issued by the registrant on April 3, 2017, is attached to this report as Exhibit 99.01 and is incorporated here by reference.

Item 9.01. Financial Statements and Exhibits.

(c)     Exhibits

99.01	News Release dated April 3, 2017, announcing a three for two stock split, payable on May 26, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB BANCORP (Registrant)

Dated: April 3, 2017.	By:	/s/ David A. Curtis
David A. Curtis
Senior Vice President and
Chief Financial Officer